UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 26, 2004

HASTINGS ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

TEXAS

(State or other jurisdiction of incorporation or organization)

000-24381	75-1386375

(Commission File Number)	(I.R.S. Employer Identification Number)

3601 Plains Blvd, Amarillo, Texas	79102

(Address of principal executive offices)	(Zip Code)

(806) 351-2300

(Registrant’s telephone number, including area code)

NONE

(Former name, former address and former fiscal year,
if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Item 12. Results of Operations and Financial Condition.
SIGNATURES
Press Release

HASTINGS ENTERTAINMENT, INC.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits:

Exhibit
Number	Description
99.1	Press release issued by Hastings Entertainment, Inc., dated May 24, 2004

Item 12. Results of Operations and Financial Condition.

On May 24, 2004, Hastings Entertainment, Inc. issued a press release announcing, among other things, its results for the fiscal quarter ended April 30, 2004 and revised financial guidance for fiscal year 2004. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information contained in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

HASTINGS ENTERTAINMENT, INC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 26, 2004	Hastings Entertainment, Inc.
(Registrant)

		By:	/s/ Dan Crow

Dan Crow
Vice President,
Chief Financial Officer
(Principal Financial and Accounting Officer)